POWER OF ATTORNEY

      Know all by these
presents, that the
undersigned hereby
constitutes and appoints each
of Lewis G. Schwartz, Lisa
Nadler, Kevin Feeney and
Clare Kretzman, signing
singly, the undersigned?s
true and lawful attorney-in-
fact to:

(1)	Execute for and on
behalf of the
undersigned, in the
undersigned?s
capacity as an
Executive Officer
and/or Director of
Gartner, Inc. (the
?Company?), Forms
3, 4 and 5 in
accordance with
Section 16(a) of
the Securities
Exchange Act of
1934 and the rules
thereunder;

(2)	Do and perform any
and all acts for
and on behalf of
the undersigned
which may be
necessary or
desirable to
complete and
execute any such
Form 3, 4 or 5 and
timely file such
form with the
United States
Securities and
Exchange Commission
and any stock
exchange or similar
authority; and

(3)	Take any other
action of any type
whatsoever in
connection with the
foregoing which, in
the opinion of such
attorney-in-fact,
may be of benefit
to, in the best
interest of, or
legally required
by, the
undersigned, it
being understood
that the documents
executed by such
attorney-in-fact on
behalf of the
undersigned
pursuant to this
Power of Attorney
shall be in such
form and shall
contain such terms
and conditions as
such attorney-in-
fact may approve in
such attorney-in-
fact?s discretion.

The undersigned hereby
grants to each such
attorney-in-fact full
power and
authority to do and perform
any and every act and thing
whatsoever requisite,
necessary or proper to be
done in the exercise of any
of the rights and powers
herein granted, as fully to
all intents and purposes as
the undersigned might or
could do if personally
present, with full power of
substitution or revocation,
hereby ratifying and
confirming all that such
attorney-in-fact, or such
attorney-in-fact's substitute
or substitutes, shall
lawfully do or cause to be
done by virtue of this power
of attorney and the rights
and powers herein granted.
The undersigned acknowledges
that the foregoing attorneys-
in-fact, in serving in such
capacity at the request of
the undersigned, are not
assuming, nor is the Company
assuming, any of the
undersigned's
responsibilities to comply
with Section 16 of the
Securities Exchange Act of
1934.

	This Power of Attorney
shall remain in full force
and effect until the
undersigned is no longer
required to file Forms 3, 4
and 5 with respect to the
undersigned's holdings of and
transactions in securities
issued by the Company, unless
earlier revoked by the
undersigned in a signed
writing delivered to the
foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned has caused this
Power of Attorney to be
executed as of this 9th day
of January, 2007.




_/s/ Darko Hrelic________


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